Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cardinal Energy Group, Inc., (the “Company”) for the quarterly period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Timothy W. Crawford, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 26th day of July, 2017.

/s/ TIMOTHY W. CRAWFORD
Timothy W. Crawford
Chief Executive Officer and Principal Financial and Accounting Officer